THE CHARLES SCHWAB FAMILY OF FUNDS

Schwab Money Market Fund™

Supplement dated February 28, 2018 to the Summary Prospectus, dated February 28, 2018, and the Prospectus dated April 28, 2017, as supplemented September 28, 2017, and January 3, 2018, and the Statement of Additional Information (SAI) dated April 28, 2017, as supplemented September 28, 2017, November 20, 2017, January 3, 2018, and February 28, 2018

This supplement provides new and additional information beyond that contained in the Summary

Prospectus, Prospectus and SAI and should be read in conjunction with the Summary Prospectus,

Prospectus and SAI.

At a meeting held on December 12, 2017, the Board of Trustees of The Charles Schwab Family of Funds approved the liquidation of, and the related Plan of Liquidation for, Schwab Money Market Fund (the Fund).

In accordance with the Plan of Liquidation, the Fund will redeem all of its outstanding shares on or about May 25, 2018 (the Liquidation Date), and distribute the proceeds to the Fund’s shareholders in an amount equal to the shareholder’s proportionate interest in the net assets of the Fund after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. Additionally, the Fund anticipates making a distribution of any taxable dividends and capital gains of the Fund prior to or on the Liquidation Date.

As the Fund approaches the Liquidation Date, the Fund will wind up its business and affairs, and will cease investing its assets in accordance with its stated investment policies. On or before the Liquidation Date, all portfolio holdings of the Fund will be converted to cash, cash equivalents or other liquid assets. As a result, the Fund will not be able to achieve its investment objective and will deviate from its investment policies during the period as it approaches the Liquidation Date.

The Fund’s investment adviser will bear all expenses associated with the liquidation other than transaction costs associated with winding down the Fund’s portfolio and effective April 2, 2018 through the Liquidation Date, the Fund’s investment adviser will waive the Fund’s management fees.

The liquidation is not expected to be a taxable event for the Fund. As is the case with other redemptions of Fund shares, each shareholder’s redemption, including a mandatory redemption on the Liquidation Date, may constitute a taxable disposition of shares for shareholders who do not hold their shares through tax-advantaged plans (i.e., may constitute a sale that may result in gain or loss for federal income tax purposes). Shareholders should contact their tax advisors to discuss the potential tax consequences of the liquidation.

Once the Fund has been liquidated, all references to the Fund will be deleted from the Prospectus and Statement of Additional Information.

A copy of the Fund’s Prospectus and this supplement is available on the Fund’s website www.schwabfunds.com/schwabfunds_prospectus, and the Fund will provide additional information, should it become available, on its website.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

REG100556-01

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